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                      METROPOLITAN LIFE SEPARATE ACCOUNT E
         METLIFE FINANCIAL FREEDOM SELECT(R) VARIABLE ANNUITY
                                   CONTRACTS
                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
                         SUPPLEMENT DATED APRIL 13, 2009
            TO THE PROSPECTUS DATED APRIL 28, 2008 (AS SUPPLEMENTED)

This supplement describes changes to the charges for certain optional benefits that will be effective for MetLife Financial Freedom Select(R) variable annuity contracts issued by Metropolitan Life Insurance Company. If approved in your state these changes are effective for Contracts issued based on applications and necessary information that we receive at your Administrative Office on and after May 4, 2009.

IN ORDER TO GUARANTEE YOU RECEIVE THE CURRENT CHARGE FOR THESE OPTIONAL BENEFITS, APPLICATIONS AND NECESSARY INFORMATION MUST BE RECEIVED BY YOUR ADMINISTRATIVE OFFICE, IN GOOD ORDER, BEFORE THE CLOSE OF THE NEW YORK STOCK
                                      --------------------------------------
EXCHANGE ON MAY 1, 2009.
------------------------

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus dated April 28, 2008 (as supplemented). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 1600 Division Road, West Warwick, RI 02893 or call us at (800) 638-7732 to request a free copy.

     FEE INCREASE FOR GUARANTEED MINIMUM INCOME BENEFIT AND LIFETIME WITHDRAWAL GUARANTEE BENEFIT

If we receive your application and necessary information, in good order, at your Administrative Office on and after May 4, 2009, the following CURRENT charges will apply:

     . Guaranteed Minimum Income Benefit: 0.70% of the guaranteed minimum income base.

     . Lifetime Withdrawal Guarantee Benefit: 0.95% of the Total Guaranteed Withdrawal Amount.

For employer groups with TSA ERISA, 457(b), and 403(a) Deferred Annuities that were established on or before May 1, 2009, which elected at issue to make available the Guaranteed Minimum Income Benefit under their group Contract, participants who submit an application on or after May 1, 2009 will receive the lower charge of 0.35%.

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If at the time the Contract was issued, the current charge for the Lifetime
Withdrawal Guarantee Benefit was equal to the maximum charge, then the charge for the benefit will not increase upon an Automatic Annual Step-Up.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

1600 Division Road                                     Telephone: (800) 638-7732
West Warwick, RI 02893

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